                                                                      Exhibit 99

                            Global Structured Finance

                    BoAMS 2004-07 Crossed - Groups 3, 6, & 7
                                15 Yr Fixed Rate

--------------------------------------------------------------------------------

1. Original Balance

---------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate     of Loans     Average
                           of         Current         by       Original     W.A.     Min.    W.A.    Max.
                        Mortgage     Principal    Principal    Principal    Gross    FICO    FICO    FICO
Original Balance          Loans       Balance       Balance     Balance    Coupon   Score   Score   Score
---------------------------------------------------------------------------------------------------------
250,001 - 350,000           14     $  4,766,957      2.29%    $  342,297   5.225%    657     750     821
---------------------------------------------------------------------------------------------------------
350,001 - 450,000          149       59,321,692     28.50        400,481   5.179     620     745     837
---------------------------------------------------------------------------------------------------------
450,001 - 550,000           97       47,659,088     22.90        493,874   5.223     643     744     834
---------------------------------------------------------------------------------------------------------
550,001 - 650,000           49       29,431,978     14.14        604,114   5.076     623     737     807
---------------------------------------------------------------------------------------------------------
650,001 - 750,000           44       30,909,951     14.85        706,683   5.125     662     741     805
---------------------------------------------------------------------------------------------------------
750,001 - 850,000           17       13,577,866      6.52        802,195   5.191     667     749     795
---------------------------------------------------------------------------------------------------------
850,001 - 950,000            7        6,362,239      3.06        913,707   5.194     647     741     807
---------------------------------------------------------------------------------------------------------
950,001 - 1,050,000          9        8,793,638      4.22        982,462   5.237     716     764     799
---------------------------------------------------------------------------------------------------------
1,050,001 - 1,150,000        2        2,207,691      1.06      1,110,000   5.190     778     785     791
---------------------------------------------------------------------------------------------------------
1,150,001 - 1,250,000        3        3,622,021      1.74      1,213,310   5.409     691     729     762
---------------------------------------------------------------------------------------------------------
1,450,001 - 1,550,000        1        1,494,562      0.72      1,500,000   5.375     753     753     753
---------------------------------------------------------------------------------------------------------
Total:                     392     $208,147,683    100.00%    $  533,930   5.177%    620     744     837
---------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                            W.A.
                          Min.       W.A.       Max.     Remaining   W.A.
                        Original   Original   Original    Term to    Loan
Original Balance           LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
250,001 - 350,000        41.18%     67.58%     90.00%       174        1
-------------------------------------------------------------------------
350,001 - 450,000        13.60      55.66      95.00        175        1
-------------------------------------------------------------------------
450,001 - 550,000        23.87      59.74      89.48        178        1
-------------------------------------------------------------------------
550,001 - 650,000        29.17      64.07      90.00        179        1
-------------------------------------------------------------------------
650,001 - 750,000        14.29      55.35      80.00        177        1
-------------------------------------------------------------------------
750,001 - 850,000        27.38      54.18      80.00        179        1
-------------------------------------------------------------------------
850,001 - 950,000        32.00      54.46      79.55        179        1
-------------------------------------------------------------------------
950,001 - 1,050,000      22.61      41.40      68.96        179        1
-------------------------------------------------------------------------
1,050,001 - 1,150,000    38.94      54.64      70.00        179        1
-------------------------------------------------------------------------
1,150,001 - 1,250,000    39.02      52.26      70.00        179        1
-------------------------------------------------------------------------
1,450,001 - 1,550,000    50.34      50.34      50.34        179        1
-------------------------------------------------------------------------
Total:                   13.60%     57.17%     95.00%       177        1
-------------------------------------------------------------------------

Average: $533,930.28
Lowest: $334,000.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

---------------------------------------------------------------------------------------------------
                 Number      Aggregate      Percent       Average
                   of         Current       of Loans     Original     W.A.     Min.    W.A.    Max.
                Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO    FICO
Gross Coupon      Loans       Balance       Balance       Balance    Coupon   Score   Score   Score
---------------------------------------------------------------------------------------------------
4.626 - 4.750      39      $20,454,985         9.83%      $528,010    4.750%    643    742     805
---------------------------------------------------------------------------------------------------
4.751 - 4.875      51       26,700,575        12.83        527,038    4.875     659    744     817
---------------------------------------------------------------------------------------------------
4.876 - 5.000      95       51,785,308        24.88        548,629    5.000     624    749     821
---------------------------------------------------------------------------------------------------
5.001 - 5.125      48       23,337,925        11.21        489,279    5.125     639    747     837
---------------------------------------------------------------------------------------------------
5.126 - 5.250      52       27,689,468        13.30        535,996    5.250     647    742     802
---------------------------------------------------------------------------------------------------
5.251 - 5.375      29       15,670,704         7.53        542,574    5.375     623    745     807
---------------------------------------------------------------------------------------------------

-----------------------------------------------------------------
                                                    W.A.
                  Min.       W.A.       Max.     Remaining   W.A.
                Original   Original   Original    Term to    Loan
Gross Coupon       LTV        LTV        LTV      Maturity    Age
-----------------------------------------------------------------
4.626 - 4.750     21.53%     52.85%     90.00%      177        2
-----------------------------------------------------------------
4.751 - 4.875     14.06      57.46      80.00       177        2
-----------------------------------------------------------------
4.876 - 5.000     24.27      53.60      95.00       177        2
-----------------------------------------------------------------
5.001 - 5.125     13.60      55.68      80.55       174        2
-----------------------------------------------------------------
5.126 - 5.250     14.29      58.54      89.48       178        2
-----------------------------------------------------------------
5.251 - 5.375     31.07      64.63      90.00       177        1
-----------------------------------------------------------------

------------------------------------------------------------------------------------------
5.376 - 5.500       27       15,003,878        7.21        557,518    5.500     646    739
------------------------------------------------------------------------------------------
5.501 - 5.625       14        8,296,553        3.99        594,306    5.625     625    738
------------------------------------------------------------------------------------------
5.626 - 5.750       15        8,691,538        4.18        580,752    5.750     657    737
------------------------------------------------------------------------------------------
5.751 - 5.875       12        5,695,656        2.74        475,764    5.875     657    743
------------------------------------------------------------------------------------------
5.876 - 6.000        5        2,525,171        1.21        505,323    6.000     620    740
------------------------------------------------------------------------------------------
6.001 - 6.125        2          816,923        0.39        409,224    6.125     701    734
------------------------------------------------------------------------------------------
6.126 - 6.250        2        1,000,000        0.48        500,000    6.250     725    731
------------------------------------------------------------------------------------------
6.251 - 6.375        1          479,000        0.23        479,000    6.375     778    778
------------------------------------------------------------------------------------------
Total:             392     $208,147,683      100.00%      $533,930    5.177%    620    744
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
5.376 - 5.500    834      22.61      56.90      80.00       177        1
--------------------------------------------------------------------------
5.501 - 5.625    811      42.11      63.62      80.00       179        1
--------------------------------------------------------------------------
5.626 - 5.750    803      35.15      59.30      75.65       176        1
--------------------------------------------------------------------------
5.751 - 5.875    790      21.03      58.91      80.00       179        1
--------------------------------------------------------------------------
5.876 - 6.000    799      56.25      71.50      89.01       180        0
--------------------------------------------------------------------------
6.001 - 6.125    773      56.99      69.57      80.00       179        1
--------------------------------------------------------------------------
6.126 - 6.250    736      56.18      66.55      76.92       180        0
--------------------------------------------------------------------------
6.251 - 6.375    778      79.97      79.97      79.97       180        0
--------------------------------------------------------------------------
Total:           837      13.60%     57.17%     95.00%      177        1
--------------------------------------------------------------------------

W.A.: 5.177%
Lowest: 4.750%
Highest: 6.375%

--------------------------------------------------------------------------------

3. Credit Score

--------------------------------------------------------------------------------------------------
                Number      Aggregate       Percent      Average
                  of         Current       of Loans     Original     W.A.     Min.    W.A.    Max.
               Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO    FICO
Credit Score    Loans        Balance        Balance      Balance    Coupon   Score   Score   Score
--------------------------------------------------------------------------------------------------
825 - 849           3     $  1,257,281         0.60%     $421,083    5.278%   826     833     837
--------------------------------------------------------------------------------------------------
800 - 824          17        8,564,887         4.11       506,955    5.107    801     807     821
--------------------------------------------------------------------------------------------------
775 - 799          92       49,771,362        23.91       544,060    5.167    775     787     799
--------------------------------------------------------------------------------------------------
750 - 774          94       50,894,215        24.45       544,258    5.160    750     764     774
--------------------------------------------------------------------------------------------------
725 - 749          59       31,003,406        14.89       528,355    5.231    725     739     749
--------------------------------------------------------------------------------------------------
700 - 724          52       27,252,649        13.09       527,029    5.190    700     712     724
--------------------------------------------------------------------------------------------------
675 - 699          41       21,840,097        10.49       536,161    5.120    675     688     699
--------------------------------------------------------------------------------------------------
650 - 674          24       12,642,318         6.07       529,065    5.236    653     665     674
--------------------------------------------------------------------------------------------------
625 - 649           7        3,327,041         1.60       478,290    5.148    625     642     647
--------------------------------------------------------------------------------------------------
600 - 624           3        1,594,429         0.77       532,939    5.408    620     623     624
--------------------------------------------------------------------------------------------------
Total:            392     $208,147,683       100.00%     $533,930    5.177%   620     744     837
--------------------------------------------------------------------------------------------------

----------------------------------------------------------------
                                                   W.A.
                 Min.       W.A.       Max.     Remaining   W.A.
               Original   Original   Original    Term to    Loan
Credit Score     LTV        LTV        LTV      Maturity    Age
----------------------------------------------------------------
825 - 849        30.28%    43.54%     60.38%         179     1
----------------------------------------------------------------
800 - 824        25.77     52.67      80.00          173     1
----------------------------------------------------------------
775 - 799        13.60     56.42      95.00          177     1
----------------------------------------------------------------
750 - 774        14.29     55.50      87.02          179     1
----------------------------------------------------------------
725 - 749        21.03     59.81      90.00          176     1
----------------------------------------------------------------
700 - 724        23.87     55.26      89.48          177     1
----------------------------------------------------------------
675 - 699        25.92     58.85      80.00          175     2
----------------------------------------------------------------
650 - 674        27.78     63.75      80.55          179     1
----------------------------------------------------------------
625 - 649        21.53     59.14      80.00          178     2
----------------------------------------------------------------
600 - 624        55.43     70.16      89.01          179     1
----------------------------------------------------------------
Total:           13.60%    57.17%     95.00%         177     1
----------------------------------------------------------------

W.A.: 744
Lowest: 620
Highest: 837

--------------------------------------------------------------------------------

4. Index

--------------------------------------------------------------------------------------------
          Number      Aggregate       Percent      Average
            of         Current       of Loans     Original     W.A.     Min.   W.A.    Max.
         Mortgage     Principal    by Principal   Principal   Gross     FICO   FICO    FICO
Index     Loans        Balance        Balance      Balance    Coupon   Score   Score   Score
--------------------------------------------------------------------------------------------
FIX         392     $208,147,683      100.00%      $533,930    5.177%   620     744     837
--------------------------------------------------------------------------------------------
Total:      392     $208,147,683      100.00%      $533,930    5.177%   620     744     837
--------------------------------------------------------------------------------------------

----------------------------------------------------------
                                             W.A.
           Min.       W.A.       Max.     Remaining   W.A.
         Original   Original   Original    Term to    Loan
Index      LTV        LTV        LTV      Maturity    Age
----------------------------------------------------------
FIX       13.60%     57.17%     95.00%       177        1
----------------------------------------------------------
Total:    13.60%     57.17%     95.00%       177        1
----------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

---------------------------------------------------------------------------------------------------------
                       Number      Aggregate       Percent      Average
                         of         Current       of Loans     Original     W.A.    Min.     W.A.   Max.
                      Mortgage     Principal    by Principal   Principal   Gross    FICO     FICO   FICO
Loan Purpose           Loans        Balance        Balance      Balance    Coupon   Score   Score   Score
---------------------------------------------------------------------------------------------------------
Refinance-Rate/Term      220     $115,414,416       55.45%      $527,827    5.120%   620     742     837
---------------------------------------------------------------------------------------------------------
Refinance-Cashout         94       48,572,798       23.34        519,783    5.164    625     734     834
---------------------------------------------------------------------------------------------------------
Purchase                  78       44,160,469       21.22        568,195    5.340    643     760     812
---------------------------------------------------------------------------------------------------------
Total:                   392     $208,147,683      100.00%      $533,930    5.177%   620     744     837
---------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------
                                                          W.A.
                        Min.       W.A.       Max.     Remaining   W.A.
                      Original   Original   Original    Term to    Loan
Loan Purpose            LTV        LTV        LTV       Maturity   Age
-----------------------------------------------------------------------
Refinance-Rate/Term    13.60%     52.08%     89.01%       176       1
-----------------------------------------------------------------------
Refinance-Cashout      24.67      59.53      80.00        178       1
-----------------------------------------------------------------------
Purchase               26.16      67.86      95.00        178       1
-----------------------------------------------------------------------
Total:                 13.60%     57.17%     95.00%       177       1
-----------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

---------------------------------------------------------------------------------------------------
                 Number      Aggregate       Percent      Average
                   of         Current       of Loans     Original     W.A.    Min.    W.A.     Max.
                Mortgage     Principal    by Principal   Principal    Gross   FICO    FICO     FICO
Property Type    Loans        Balance        Balance      Balance    Coupon   Score   Score   Score
---------------------------------------------------------------------------------------------------
SFR                287     $151,184,133       72.63%      $529,816    5.156%   620     741     837
---------------------------------------------------------------------------------------------------
PUD Detach          78       42,708,659       20.52        550,324    5.189    658     754     812
---------------------------------------------------------------------------------------------------
Condo               24       12,861,550        6.18        538,157    5.412    643     754     803
---------------------------------------------------------------------------------------------------
Townhouse            2          998,148        0.48        502,150    4.969    763     768     771
---------------------------------------------------------------------------------------------------
2-Family             1          395,193        0.19        398,242    4.750    646     646     646
---------------------------------------------------------------------------------------------------
Total:             392     $208,147,683      100.00%      $533,930    5.177%   620     744     837
---------------------------------------------------------------------------------------------------

-----------------------------------------------------------------
                                                    W.A.
                  Min.       W.A.       Max.     Remaining   W.A.
                Original   Original   Original    Term to    Loan
Property Type     LTV        LTV         LTV     Maturity    Age
-----------------------------------------------------------------
SFR               13.60%     54.76%     95.00%      177        1
-----------------------------------------------------------------
PUD Detach        27.27      63.91      89.48       179        1
-----------------------------------------------------------------
Condo             30.97      62.46      80.00       177        1
-----------------------------------------------------------------
Townhouse         78.54      79.09      80.00       178        2
-----------------------------------------------------------------
2-Family          21.53      21.53      21.53       178        2
-----------------------------------------------------------------
Total:            13.60%     57.17%     95.00%      177        1
-----------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

---------------------------------------------------------------------------------------
            Number     Aggregate      Percent     Average
              of        Current      of Loans    Original    W.A.   Min.   W.A.    Max.
           Mortgage    Principal        by       Principal   Gross  FICO   FICO    FICO
---------------------------------------------------------------------------------------

--------------------------------------------------------
                                          W.A.
             Min.      W.A.      Max.    Remaining  W.A.
           Original  Original  Original   Term to   Loan
--------------------------------------------------------



---------------------------------------------------------------------------------------
Occupancy                            Principal
Status      Loans       Balance       Balance     Balance   Coupon  Score  Score  Score
---------------------------------------------------------------------------------------
Primary       362    $190,733,082     91.63%     $529,841   5.162%   620    742    837
---------------------------------------------------------------------------------------
Secondary      30      17,414,601      8.37       583,268   5.336    643    762    812
---------------------------------------------------------------------------------------
Total:        392    $208,147,683    100.00%     $533,930   5.177%   620    744    837
---------------------------------------------------------------------------------------

--------------------------------------------------------
Occupancy
Status       LTV       LTV       LTV      Maturity  Age
--------------------------------------------------------
Primary      13.60%   56.78%    95.00%      177       1
--------------------------------------------------------
Secondary    23.87    61.43     90.00       179       1
--------------------------------------------------------
Total:       13.60%   57.17%    95.00%      177       1
--------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

-----------------------------------------------------------------------------------------------------------
                        Number      Aggregate       Percent      Average
                          of         Current       of Loans      Original     W.A.     Min.    W.A.    Max.
Geographic             Mortgage     Principal    by Principal   Principal    Gross     FICO    FICO    FICO
Distribution             Loans       Balance        Balance      Balance     Coupon   Score   Score   Score
-----------------------------------------------------------------------------------------------------------
California                197     $104,067,504       50.00%      $531,365    5.178%    624     746     837
-----------------------------------------------------------------------------------------------------------
Florida                    34       17,346,831        8.33        512,154    5.338     623     742     802
-----------------------------------------------------------------------------------------------------------
Georgia                    20       11,275,158        5.42        567,982    5.058     674     736     793
-----------------------------------------------------------------------------------------------------------
Maryland                   15        8,808,319        4.23        590,413    4.982     666     738     805
-----------------------------------------------------------------------------------------------------------
Virginia                   15        7,813,117        3.75        523,418    5.133     673     758     834
-----------------------------------------------------------------------------------------------------------
Texas                      12        6,600,299        3.17        552,804    5.100     639     716     783
-----------------------------------------------------------------------------------------------------------
North Carolina             12        6,276,448        3.02        525,131    5.208     660     752     795
-----------------------------------------------------------------------------------------------------------
South Carolina             11        6,038,724        2.90        551,916    5.084     643     755     807
-----------------------------------------------------------------------------------------------------------
Illinois                    9        4,539,776        2.18        506,556    5.015     679     745     810
-----------------------------------------------------------------------------------------------------------
Washington                  9        4,415,000        2.12        495,098    5.173     657     719     771
-----------------------------------------------------------------------------------------------------------
Tennessee                   8        3,941,290        1.89        495,439    5.157     697     744     793
-----------------------------------------------------------------------------------------------------------
Missouri                    8        3,699,429        1.78        465,670    5.204     620     729     796
-----------------------------------------------------------------------------------------------------------
Colorado                    4        3,242,381        1.56        815,250    5.351     696     756     801
-----------------------------------------------------------------------------------------------------------
Kansas                      4        2,430,168        1.17        611,166    5.212     662     716     769
-----------------------------------------------------------------------------------------------------------
New York                    4        2,100,949        1.01        527,625    5.360     724     750     780
-----------------------------------------------------------------------------------------------------------
Nevada                      3        1,889,157        0.91        632,000    5.431     747     776     791
-----------------------------------------------------------------------------------------------------------
Oregon                      3        1,629,254        0.78        546,938    5.240     677     748     784
-----------------------------------------------------------------------------------------------------------
District of Columbia        3        1,528,646        0.73        511,281    5.436     646     723     791
-----------------------------------------------------------------------------------------------------------
Arizona                     3        1,471,776        0.71        492,421    5.411     744     769     812
-----------------------------------------------------------------------------------------------------------
Minnesota                   3        1,293,593        0.62        431,800    5.328     774     778     784
-----------------------------------------------------------------------------------------------------------
Other                      15        7,739,862        3.72        518,130    5.111     646     742     799
-----------------------------------------------------------------------------------------------------------
Total:                    392     $208,147,683      100.00%      $533,930    5.177%    620     744     837
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------
                                                           W.A.
                         Min.       W.A.       Max.     Remaining   W.A.
Geographic             Original   Original   Original    Term to    Loan
Distribution              LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------------
California              13.60%     53.67%     87.02%       177        1
------------------------------------------------------------------------
Florida                 22.61      65.18      80.00        179        1
------------------------------------------------------------------------
Georgia                 35.73      61.82      80.55        175        2
------------------------------------------------------------------------
Maryland                25.77      58.41      80.00        179        1
------------------------------------------------------------------------
Virginia                23.87      54.82      80.00        173        1
------------------------------------------------------------------------
Texas                   38.71      63.21      80.00        171        1
------------------------------------------------------------------------
North Carolina          33.64      59.50      80.00        175        1
------------------------------------------------------------------------
South Carolina          31.62      54.13      95.00        179        1
------------------------------------------------------------------------
Illinois                21.71      46.09      77.56        179        1
------------------------------------------------------------------------
Washington              30.35      60.28      89.48        178        2
------------------------------------------------------------------------
Tennessee               65.89      74.20      80.00        178        2
------------------------------------------------------------------------
Missouri                42.50      70.51      89.01        172        2
------------------------------------------------------------------------
Colorado                39.02      46.83      80.00        179        1
------------------------------------------------------------------------
Kansas                  44.07      56.76      71.28        178        2
------------------------------------------------------------------------
New York                46.29      63.43      80.00        179        1
------------------------------------------------------------------------
Nevada                  70.00      74.09      80.00        179        1
------------------------------------------------------------------------
Oregon                  61.68      66.63      74.37        178        2
------------------------------------------------------------------------
District of Columbia    21.53      60.30      90.00        179        1
------------------------------------------------------------------------
Arizona                 36.59      44.30      56.99        179        1
------------------------------------------------------------------------
Minnesota               33.90      65.97      80.00        180        0
------------------------------------------------------------------------
Other                   29.70      62.28      90.00        179        1
------------------------------------------------------------------------
Total:                  13.60%     57.17%     95.00%       177        1
------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

------------------------------------------------------------------------------------------------------
                    Number      Aggregate       Percent      Average
                      of         Current       of Loans      Original    W.A.     Min.    W.A.    Max.
County             Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO    FICO
Distribution         Loans       Balance        Balance      Balance    Coupon   Score   Score   Score
------------------------------------------------------------------------------------------------------
Los Angeles, CA        77     $ 40,823,963       19.61%      $533,403   5.127%    647     750     837
------------------------------------------------------------------------------------------------------
Orange, CA             23       11,460,395        5.51        501,483   5.193     624     752     813
------------------------------------------------------------------------------------------------------
San Diego, CA          14        8,618,611        4.14        619,316   5.175     695     756     803
------------------------------------------------------------------------------------------------------
Fulton, GA             11        6,230,597        2.99        571,321   5.089     674     737     793
------------------------------------------------------------------------------------------------------
Contra Costa, CA       10        5,531,033        2.66        556,556   5.188     709     769     802
------------------------------------------------------------------------------------------------------
Santa Clara, CA         9        4,913,224        2.36        549,831   5.191     691     735     797
------------------------------------------------------------------------------------------------------
Fairfax, VA             7        3,713,319        1.78        533,679   4.994     673     757     821
------------------------------------------------------------------------------------------------------
Baltimore, MD           6        3,680,927        1.77        616,637   5.042     691     735     785
------------------------------------------------------------------------------------------------------
Charleston, SC          5        3,628,929        1.74        730,616   4.986     672     764     807
------------------------------------------------------------------------------------------------------
Montgomery, MD          6        3,530,781        1.70        591,462   4.958     666     728     805
------------------------------------------------------------------------------------------------------
Other                 224      116,015,904       55.74        520,483   5.219     620     740     834
------------------------------------------------------------------------------------------------------
Total:                392     $208,147,683      100.00%      $533,930   5.177%    620     744     837
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------
                                                       W.A.
                     Min.       W.A.       Max.     Remaining   W.A.
County             Original   Original   Original    Term to    Loan
Distribution          LTV        LTV        LTV      Maturity    Age
--------------------------------------------------------------------
Los Angeles, CA     14.06%     51.37%     80.00%       177        2
--------------------------------------------------------------------
Orange, CA          26.86      52.09      79.97        178        2
--------------------------------------------------------------------
San Diego, CA       24.67      53.86      80.00        175        2
--------------------------------------------------------------------
Fulton, GA          35.77      57.42      80.55        178        2
--------------------------------------------------------------------
Contra Costa, CA    26.63      46.09      67.06        179        1
--------------------------------------------------------------------
Santa Clara, CA     13.60      47.39      70.00        169        2
--------------------------------------------------------------------
Fairfax, VA         29.17      52.27      66.45        166        1
--------------------------------------------------------------------
Baltimore, MD       48.08      63.69      80.00        179        1
--------------------------------------------------------------------
Charleston, SC      31.62      43.60      52.94        178        2
--------------------------------------------------------------------
Montgomery, MD      25.77      50.47      67.78        179        1
--------------------------------------------------------------------
Other               21.03      61.46      95.00        178        1
--------------------------------------------------------------------
Total:              13.60%     57.17%     95.00%       177        1
--------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

---------------------------------------------------------------------------------------------------
                 Number      Aggregate       Percent      Average
                   of         Current       of Loans      Original    W.A.     Min.    W.A.    Max.
Original        Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO    FICO
LTV               Loans       Balance        Balance      Balance    Coupon   Score   Score   Score
---------------------------------------------------------------------------------------------------
10.01 - 15.00        3     $  1,607,334        0.77%      $540,552   5.113%    774     780     789
---------------------------------------------------------------------------------------------------
20.01 - 25.00        8        4,231,154        2.03        532,346   5.269     646     754     793
---------------------------------------------------------------------------------------------------
25.01 - 30.00       11        6,267,397        3.01        573,190   5.027     672     766     805
---------------------------------------------------------------------------------------------------
30.01 - 35.00       28       14,147,410        6.80        508,541   5.067     679     762     837
---------------------------------------------------------------------------------------------------
35.01 - 40.00       24       14,515,015        6.97        608,300   5.089     643     736     794
---------------------------------------------------------------------------------------------------
40.01 - 45.00       27       13,820,098        6.64        514,465   5.200     646     753     803
---------------------------------------------------------------------------------------------------
45.01 - 50.00       43       24,541,858       11.79        574,622   5.077     659     740     812
---------------------------------------------------------------------------------------------------
50.01 - 55.00       27       15,164,213        7.29        564,586   5.219     625     752     807
---------------------------------------------------------------------------------------------------
55.01 - 60.00       32       15,533,544        7.46        488,686   5.144     623     735     821
---------------------------------------------------------------------------------------------------
60.01 - 65.00       33       17,296,540        8.31        526,782   5.162     656     747     834
---------------------------------------------------------------------------------------------------
65.01 - 70.00       48       27,837,222       13.37        582,921   5.233     657     735     810
---------------------------------------------------------------------------------------------------
70.01 - 75.00       24       11,464,293        5.51        480,223   5.185     624     725     794
---------------------------------------------------------------------------------------------------
75.01 - 80.00       77       38,764,326       18.62        505,653   5.277     643     746     803
---------------------------------------------------------------------------------------------------
80.01 - 85.00        1          331,819        0.16        334,300   5.125     674     674     674
---------------------------------------------------------------------------------------------------

-----------------------------------------------------------------
                                                    W.A.
                  Min.       W.A.       Max.     Remaining   W.A.
Original        Original   Original   Original    Term to    Loan
LTV                LTV        LTV        LTV      Maturity    Age
-----------------------------------------------------------------
10.01 - 15.00    13.60%     14.05%     14.29%       162        2
-----------------------------------------------------------------
20.01 - 25.00    21.00      22.77      24.67        179        1
-----------------------------------------------------------------
25.01 - 30.00    25.77      27.64      29.96        179        1
-----------------------------------------------------------------
30.01 - 35.00    30.03      32.45      34.78        175        2
-----------------------------------------------------------------
35.01 - 40.00    35.10      37.50      39.83        175        1
-----------------------------------------------------------------
40.01 - 45.00    40.77      42.58      45.00        177        1
-----------------------------------------------------------------
45.01 - 50.00    45.02      48.24      50.00        177        2
-----------------------------------------------------------------
50.01 - 55.00    50.15      51.91      54.95        174        1
-----------------------------------------------------------------
55.01 - 60.00    55.03      57.18      60.00        177        2
-----------------------------------------------------------------
60.01 - 65.00    60.31      62.65      65.00        179        1
-----------------------------------------------------------------
65.01 - 70.00    65.11      68.43      70.00        179        1
-----------------------------------------------------------------
70.01 - 75.00    70.17      73.01      75.00        179        1
-----------------------------------------------------------------
75.01 - 80.00    75.38      79.11      80.00        177        1
-----------------------------------------------------------------
80.01 - 85.00    80.55      80.55      80.55        178        2
-----------------------------------------------------------------

---------------------------------------------------------------------------------------------------
85.01 - 90.00        5        2,246,885        1.08        451,356   5.308     620     727     791
---------------------------------------------------------------------------------------------------
90.01 - 95.00        1          378,578        0.18        380,000   5.000     797     797     797
---------------------------------------------------------------------------------------------------
Total:             392     $208,147,683      100.00%      $533,930   5.177%    620     744     837
---------------------------------------------------------------------------------------------------

-----------------------------------------------------------------
85.01 - 90.00    87.02      89.18      90.00        179        1
-----------------------------------------------------------------
90.01 - 95.00    95.00      95.00      95.00        179        1
-----------------------------------------------------------------
Total:           13.60%     57.17%     95.00%       177        1
-----------------------------------------------------------------

W.A.: 57.17%
Lowest: 13.60%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

----------------------------------------------------------------------------------------------
            Number      Aggregate       Percent      Average
              of         Current       of Loans      Original    W.A.     Min.    W.A.    Max.
Original   Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO    FICO
Term         Loans       Balance        Balance      Balance    Coupon   Score   Score   Score
----------------------------------------------------------------------------------------------
120            12     $  5,209,122        2.50%      $438,739   5.147%    682     743     821
----------------------------------------------------------------------------------------------
168             1          446,247        0.21        450,000   4.875     817     817     817
----------------------------------------------------------------------------------------------
180           379      202,492,315       97.28        537,166   5.178     620     744     837
----------------------------------------------------------------------------------------------
Total:        392     $208,147,683      100.00%      $533,930   5.177%    620     744     837
----------------------------------------------------------------------------------------------

------------------------------------------------------------
                                               W.A.
             Min.       W.A.       Max.     Remaining   W.A.
Original   Original   Original   Original    Term to    Loan
Term          LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------
120         13.60%     47.50%     75.80%       118        2
------------------------------------------------------------
168         60.00      60.00      60.00        166        2
------------------------------------------------------------
180         14.06      57.41      95.00        179        1
------------------------------------------------------------
Total:      13.60%     57.17%     95.00%       177        1
------------------------------------------------------------

W.A.: 178.5 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                    BoAMS 2004-07 Crossed - Groups 3, 6, & 7
                                15 Yr Fixed Rate
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $208,147,683.35
Loan Count: 392
Cut-off Date: 2004-07-01
Avg. Loan Balance: $530,988.99
Avg. Orig. Balance: $533,930.28
W.A. FICO*: 744
W.A. Orig. LTV: 57.17%
W.A. Cut-Off LTV: 56.86%
W.A. Gross Coupon: 5.1768%
W.A. Net Coupon: 4.9238%
W.A. Admin Fee: 0.2530%
W.A. Orig. Term: 178 months
W.A. Rem. Term: 177 months
W.A. Age: 1 months
% over 80 COLTV: 1.26%
% over 100 COLTV: 0.00%
% with PMI: 1.26%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 13.87%
W.A. MI Adjusted LTV: 56.70%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.96%
% Conforming: 0.19%

--------------------------------------------------------------------------------

2. Original Balance

-------------------------------
Original Balance        Percent
-------------------------------
250,001 - 350,000         2.29%
-------------------------------
350,001 - 450,000        28.50
-------------------------------
450,001 - 550,000        22.90
-------------------------------
550,001 - 650,000        14.14
-------------------------------
650,001 - 750,000        14.85
-------------------------------
750,001 - 850,000         6.52
-------------------------------
850,001 - 950,000         3.06
-------------------------------
950,001 - 1,050,000       4.22
-------------------------------
1,050,001 - 1,150,000     1.06
-------------------------------
1,150,001 - 1,250,000     1.74
-------------------------------

-------------------------------
1,450,001 - 1,550,000     0.72
-------------------------------
Total:                  100.00%
-------------------------------

Average: $533,930.28
Lowest: $334,000.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
250,001 - 350,000         2.79%
-------------------------------
350,001 - 450,000        29.07
-------------------------------
450,001 - 550,000        21.82
-------------------------------
550,001 - 650,000        14.76
-------------------------------
650,001 - 750,000        14.23
-------------------------------
750,001 - 850,000         6.52
-------------------------------
850,001 - 950,000         3.51
-------------------------------
950,001 - 1,050,000       3.77
-------------------------------
1,050,001 - 1,150,000     1.06
-------------------------------
1,150,001 - 1,250,000     1.74
-------------------------------
1,450,001 - 1,550,000     0.72
-------------------------------
Total:                  100.00%
-------------------------------

Average: $530,988.99
Lowest: $331,819.29
Highest: $1,494,561.76

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
15 YR          100.00%
----------------------

----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
Coupon          Percent
-----------------------
4.626 - 4.750     9.83%
-----------------------
4.751 - 4.875    12.83
-----------------------
4.876 - 5.000    24.88
-----------------------
5.001 - 5.125    11.21
-----------------------
5.126 - 5.250    13.30
-----------------------
5.251 - 5.375     7.53
-----------------------
5.376 - 5.500     7.21
-----------------------
5.501 - 5.625     3.99
-----------------------
5.626 - 5.750     4.18
-----------------------
5.751 - 5.875     2.74
-----------------------
5.876 - 6.000     1.21
-----------------------
6.001 - 6.125     0.39
-----------------------
6.126 - 6.250     0.48
-----------------------
6.251 - 6.375     0.23
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.177
Lowest: 4.750
Highest: 6.375

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        4.72%
----------------------
750 - 799       48.36
----------------------
700 - 749       27.99
----------------------
650 - 699       16.57
----------------------
600 - 649        2.36
----------------------
Total:         100.00%
----------------------

W.A.: 744
Lowest: 620
Highest: 837

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Refinance-Rate/Term    55.45%
-----------------------------
Refinance-Cashout      23.34
-----------------------------
Purchase               21.22
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              72.63%
-----------------------
PUD Detach       20.52
-----------------------
Condo             6.18
-----------------------
Townhouse         0.48
-----------------------
2-Family          0.19
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Documentation

------------------------
Documentation    Percent
------------------------
Rapid             35.24%
------------------------
Reduced           34.71
------------------------
Standard          27.90
------------------------
All Ready Home     2.15
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

12. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             91.63%
--------------------------
Secondary            8.37
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

13. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             98.74%
-----------------------
UGRIC             0.79
-----------------------
PMIC              0.28
-----------------------
RMIC              0.19
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

14. State

--------------------
State        Percent
--------------------
California    50.00%
--------------------
Florida        8.33
--------------------
Georgia        5.42
--------------------
Maryland       4.23
--------------------
Virginia       3.75
--------------------
Other         28.27
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

15. California

-----------------------------
California            Percent
-----------------------------
Northern California    34.35%
-----------------------------

-----------------------------
Southern California    65.65
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

16. Zip Code

------------------
Zip Code   Percent
------------------
90210        1.96%
------------------
20854        1.70
------------------
30327        1.56
------------------
93711        1.08
------------------
91011        0.95
------------------
Other       92.75
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

17. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                    99.59%
---------------------------
1                     0.41
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

21. Original Term

-----------------------
Original Term   Percent
-----------------------
120               2.50%
-----------------------
168               0.21
-----------------------
180              97.28
-----------------------
Total:          100.00%
-----------------------

W.A.: 178.5 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
115 - 120                  2.50%
--------------------------------
121 - 168                  0.21
--------------------------------
175 - 180                 97.28
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 177.1 months
Lowest: 118 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  11.26%
-------------------------

-------------------------
1 - 6              88.74
-------------------------
Total:            100.00%
-------------------------

W.A.: 1.4 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

24. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00          0.77%
-----------------------
20.01 - 25.00     2.03
-----------------------
25.01 - 30.00     3.01
-----------------------
30.01 - 35.00     6.80
-----------------------
35.01 - 40.00     6.97
-----------------------
40.01 - 45.00     6.64
-----------------------
45.01 - 50.00    11.79
-----------------------
50.01 - 55.00     7.29
-----------------------
55.01 - 60.00     7.46
-----------------------
60.01 - 65.00     8.31
-----------------------
65.01 - 70.00    13.37
-----------------------
70.01 - 75.00     5.51
-----------------------
75.01 - 80.00    18.62
-----------------------
80.01 - 85.00     0.16
-----------------------
85.01 - 90.00     1.08
-----------------------
90.01 - 95.00     0.18
-----------------------
Total:          100.00%
-----------------------

W.A.: 57.17%
Lowest: 13.60%
Highest: 95.00%

--------------------------------------------------------------------------------

25. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          0.77%
-----------------------
20.01 - 25.00     2.03
-----------------------
25.01 - 30.00     3.19
-----------------------

-----------------------
30.01 - 35.00     7.08
-----------------------
35.01 - 40.00     6.50
-----------------------
40.01 - 45.00     6.85
-----------------------
45.01 - 50.00    12.30
-----------------------
50.01 - 55.00     7.75
-----------------------
55.01 - 60.00     6.46
-----------------------
60.01 - 65.00     8.61
-----------------------
65.01 - 70.00    12.88
-----------------------
70.01 - 75.00     5.51
-----------------------
75.01 - 80.00    18.78
-----------------------
85.01 - 90.00     1.08
-----------------------
90.01 - 95.00     0.18
-----------------------
Total:          100.00%
-----------------------

W.A.: 56.86%
Lowest: 13.43%
Highest: 94.64%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-07 Group 3
                          15 Yr Fixed Rate GWAC ~ 5.18%
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $32,630,638.44
Loan Count: 61
Cut-off Date: 2004-07-01
Avg. Loan Balance: $534,928.50
Avg. Orig. Balance: $537,843.74
W.A. FICO*: 743
W.A. Orig. LTV: 55.68%
W.A. Cut-Off LTV: 55.39%
W.A. Gross Coupon: 5.1800%
W.A. Net Coupon: 4.9270%
W.A. Admin Fee: 0.2530%
W.A. Orig. Term: 178 months
W.A. Rem. Term: 176 months
W.A. Age: 1 months
% over 80 COLTV: 1.52%
% over 100 COLTV: 0.00%
% with PMI: 1.52%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 12.00%
W.A. MI Adjusted LTV: 55.23%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 4.58%
% Conforming: 0.00%

--------------------------------------------------------------------------------

2. Original Balance

-------------------------------
Original Balance        Percent
-------------------------------
250,001 - 350,000         1.03%
-------------------------------
350,001 - 450,000        25.42
-------------------------------
450,001 - 550,000        31.30
-------------------------------
550,001 - 650,000        10.77
-------------------------------
650,001 - 750,000        12.68
-------------------------------
750,001 - 850,000         2.49
-------------------------------
850,001 - 950,000         5.61
-------------------------------
950,001 - 1,050,000       6.12
-------------------------------
1,450,001 - 1,550,000     4.58
-------------------------------
Total:                  100.00%
-------------------------------

Average: $537,843.74
Lowest: $340,000.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
250,001 - 350,000         1.03%
-------------------------------
350,001 - 450,000        28.16
-------------------------------
450,001 - 550,000        28.56
-------------------------------
550,001 - 650,000        10.77
-------------------------------
650,001 - 750,000        12.68
-------------------------------
750,001 - 850,000         2.49
-------------------------------
850,001 - 950,000         5.61
-------------------------------
950,001 - 1,050,000       6.12
-------------------------------
1,450,001 - 1,550,000     4.58
-------------------------------
Total:                  100.00%
-------------------------------

Average: $534,928.50
Lowest: $337,554.89
Highest: $1,494,561.76

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
15 YR          100.00%
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
Coupon          Percent
-----------------------
4.626 - 4.750     9.26%
-----------------------
4.751 - 4.875    14.32
-----------------------
4.876 - 5.000    23.07
-----------------------
5.001 - 5.125    13.25
-----------------------
5.126 - 5.250    13.55
-----------------------
5.251 - 5.375     5.81
-----------------------
5.376 - 5.500     5.52
-----------------------
5.501 - 5.625     3.06
-----------------------
5.626 - 5.750     8.49
-----------------------
5.751 - 5.875     1.18
-----------------------
6.001 - 6.125     2.50
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.180
Lowest: 4.750
Highest: 6.125

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        1.53%
----------------------
750 - 799       47.06
----------------------
700 - 749       32.82
----------------------
650 - 699       18.59
----------------------
Total:         100.00%
----------------------

W.A.: 743
Lowest: 668
Highest: 802

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Refinance-Rate/Term    53.03%
-----------------------------
Purchase               23.50
-----------------------------
Refinance-Cashout      23.47
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              76.06%
-----------------------
PUD Detach       19.43
-----------------------
Condo             4.51
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Documentation

-----------------------
Documentation   Percent
-----------------------
Rapid            38.90%
-----------------------
Standard         30.86
-----------------------
Reduced          30.24
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

12. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             93.91%
--------------------------
Secondary            6.09
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

13. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             98.48%
-----------------------
UGRIC             1.52
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

14. State

--------------------
State        Percent
--------------------
California    50.00%
--------------------
Texas          9.49
--------------------
Florida        9.25
--------------------
Georgia        4.06
--------------------
Tennessee      4.02
--------------------
Other         23.17
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

15. California

-----------------------------
California            Percent
-----------------------------
Northern California    25.71%
-----------------------------
Southern California    74.29
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

16. Zip Code

------------------
Zip Code   Percent
------------------
91011        4.58%
------------------
78735        3.06
------------------
91360        3.05
------------------
30327        2.84
------------------
90405        2.77
------------------
Other       83.69
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

17. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                    98.48%
---------------------------
1                     1.52
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

21. Original Term

-----------------------
Original Term   Percent
-----------------------
120               3.67%
-----------------------
180              96.33
-----------------------

-----------------------
Total:          100.00%
-----------------------

W.A.: 177.8 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
115 - 120                  3.67%
--------------------------------
175 - 180                 96.33
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 176.5 months
Lowest: 118 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                   8.20%
-------------------------
1 - 6              91.80
-------------------------
Total:            100.00%
-------------------------

W.A.: 1.3 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

24. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00          2.64%
-----------------------
20.01 - 25.00     1.28
-----------------------
25.01 - 30.00     1.43
-----------------------
30.01 - 35.00     2.96
-----------------------
35.01 - 40.00     8.14
-----------------------
40.01 - 45.00    13.01
-----------------------
45.01 - 50.00     7.91
-----------------------

-----------------------
50.01 - 55.00    11.94
-----------------------
55.01 - 60.00     8.73
-----------------------
60.01 - 65.00     8.99
-----------------------
65.01 - 70.00    15.70
-----------------------
70.01 - 75.00     1.48
-----------------------
75.01 - 80.00    14.27
-----------------------
85.01 - 90.00     1.52
-----------------------
Total:          100.00%
-----------------------

W.A.: 55.68%
Lowest: 13.60%
Highest: 89.48%

--------------------------------------------------------------------------------

25. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          2.64%
-----------------------
20.01 - 25.00     1.28
-----------------------
25.01 - 30.00     1.43
-----------------------
30.01 - 35.00     2.96
-----------------------
35.01 - 40.00     8.14
-----------------------
40.01 - 45.00    14.38
-----------------------
45.01 - 50.00     6.54
-----------------------
50.01 - 55.00    11.94
-----------------------
55.01 - 60.00     8.73
-----------------------
60.01 - 65.00     8.99
-----------------------
65.01 - 70.00    15.70
-----------------------
70.01 - 75.00     1.48
-----------------------
75.01 - 80.00    14.27
-----------------------
85.01 - 90.00     1.52
-----------------------
Total:          100.00%
-----------------------

W.A.: 55.39%
Lowest: 13.43%
Highest: 88.82%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-07 Group 6
                           15 Yr Fixed Rate GWAC le 5%
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $84,769,477.09
Loan Count: 157
Cut-off Date: 2004-07-01
Avg. Loan Balance: $539,932.98
Avg. Orig. Balance: $543,488.83
W.A. FICO*: 747
W.A. Orig. LTV: 55.12%
W.A. Cut-Off LTV: 54.76%
W.A. Gross Coupon: 4.9177%
W.A. Net Coupon: 4.6647%
W.A. Admin Fee: 0.2530%
W.A. Orig. Term: 178 months
W.A. Rem. Term: 177 months
W.A. Age: 2 months
% over 80 COLTV: 1.31%
% over 100 COLTV: 0.00%
% with PMI: 1.31%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 16.44%
W.A. MI Adjusted LTV: 54.57%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 3.29%
% Conforming: 0.47%

--------------------------------------------------------------------------------

2. Original Balance

-------------------------------
Original Balance        Percent
-------------------------------
250,001 - 350,000         2.39%
-------------------------------
350,001 - 450,000        26.35
-------------------------------
450,001 - 550,000        18.64
-------------------------------
550,001 - 650,000        19.32
-------------------------------
650,001 - 750,000        18.07
-------------------------------
750,001 - 850,000         5.69
-------------------------------
850,001 - 950,000         2.16
-------------------------------
950,001 - 1,050,000       4.63
-------------------------------
1,050,001 - 1,150,000     1.29
-------------------------------
1,150,001 - 1,250,000     1.46
-------------------------------

-------------------------------
Total:                  100.00%
-------------------------------

Average: $543,488.83
Lowest: $334,000.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
250,001 - 350,000         2.80%
-------------------------------
350,001 - 450,000        27.52
-------------------------------
450,001 - 550,000        17.05
-------------------------------
550,001 - 650,000        20.85
-------------------------------
650,001 - 750,000        16.55
-------------------------------
750,001 - 850,000         5.69
-------------------------------
850,001 - 950,000         2.16
-------------------------------
950,001 - 1,050,000       4.63
-------------------------------
1,050,001 - 1,150,000     1.29
-------------------------------
1,150,001 - 1,250,000     1.46
-------------------------------
Total:                  100.00%
-------------------------------

Average: $539,932.98
Lowest: $331,819.29
Highest: $1,240,529.62

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
15 YR          100.00%
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
Coupon          Percent
-----------------------
4.626 - 4.750    20.56%
-----------------------
4.751 - 4.875    25.99
-----------------------
4.876 - 5.000    52.21
-----------------------
5.001 - 5.125     1.24
-----------------------
Total:          100.00%
-----------------------

W.A.: 4.918
Lowest: 4.750
Highest: 5.125

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        6.06%
----------------------
750 - 799       51.17
----------------------
700 - 749       23.67
----------------------
650 - 699       16.89
----------------------
600 - 649        2.21
----------------------
Total:         100.00%
----------------------

W.A.: 747
Lowest: 624
Highest: 821

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Refinance-Rate/Term    67.36%
-----------------------------
Refinance-Cashout      20.69
-----------------------------
Purchase               11.95
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              74.90%
-----------------------
PUD Detach       21.48
-----------------------
Condo             2.42
-----------------------
Townhouse         0.74
-----------------------
2-Family          0.47
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Documentation

------------------------
Documentation    Percent
------------------------
Reduced           36.69%
------------------------
Rapid             35.74
------------------------
Standard          26.35
------------------------
All Ready Home     1.22
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

12. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             95.55%
--------------------------
Secondary            4.45
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

13. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             98.69%
-----------------------
UGRIC             0.85
-----------------------
RMIC              0.46
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

14. State

------------------------
State            Percent
------------------------
California        49.99%
------------------------
Maryland           8.50
------------------------
Georgia            7.08
------------------------
Virginia           4.59
------------------------
South Carolina     4.23
------------------------
Other             25.62
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

15. California

-----------------------------
California            Percent
-----------------------------
Northern California    34.52%
-----------------------------
Southern California    65.48
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

16. Zip Code

------------------
Zip Code   Percent
------------------
20854        3.29%
------------------
90210        2.24
------------------
27949        1.69
------------------
91765        1.58
------------------
94507        1.49
------------------

------------------
Other       89.71
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

17. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

21. Original Term

-----------------------
Original Term   Percent
-----------------------

-----------------------
120               2.68%
-----------------------
168               0.53
-----------------------
180              96.80
-----------------------
Total:          100.00%
-----------------------

W.A.: 178.3 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
115 - 120                  2.68%
--------------------------------
121 - 168                  0.53
--------------------------------
175 - 180                 96.80
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 176.7 months
Lowest: 118 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                   3.25%
-------------------------
1 - 6              96.75
-------------------------
Total:            100.00%
-------------------------

W.A.: 1.6 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

24. OLTV

-----------------------
OLTV            Percent
-----------------------
20.01 - 25.00     1.39%
-----------------------
25.01 - 30.00     5.09
-----------------------
30.01 - 35.00     8.16
-----------------------

-----------------------
35.01 - 40.00     9.88
-----------------------
40.01 - 45.00     5.42
-----------------------
45.01 - 50.00    13.38
-----------------------
50.01 - 55.00     6.06
-----------------------
55.01 - 60.00     9.25
-----------------------
60.01 - 65.00     8.67
-----------------------
65.01 - 70.00    12.80
-----------------------
70.01 - 75.00     4.45
-----------------------
75.01 - 80.00    13.77
-----------------------
80.01 - 85.00     0.39
-----------------------
85.01 - 90.00     0.86
-----------------------
90.01 - 95.00     0.45
-----------------------
Total:          100.00%
-----------------------

W.A.: 55.12%
Lowest: 21.00%
Highest: 95.00%

--------------------------------------------------------------------------------

25. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
20.01 - 25.00     1.39%
-----------------------
25.01 - 30.00     5.09
-----------------------
30.01 - 35.00     9.31
-----------------------
35.01 - 40.00     8.72
-----------------------
40.01 - 45.00     5.42
-----------------------
45.01 - 50.00    14.14
-----------------------
50.01 - 55.00     7.53
-----------------------
55.01 - 60.00     7.48
-----------------------
60.01 - 65.00     8.92
-----------------------
65.01 - 70.00    12.08
-----------------------
70.01 - 75.00     4.45
-----------------------
75.01 - 80.00    14.16
-----------------------
85.01 - 90.00     0.86
-----------------------
90.01 - 95.00     0.45
-----------------------
Total:          100.00%
-----------------------

W.A.: 54.76%
Lowest: 20.84%
Highest: 94.64%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-07 Group 7
                           15 Yr Fixed Rate GWAC gt 5%
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $90,747,567.82
Loan Count: 174
Cut-off Date: 2004-07-01
Avg. Loan Balance: $521,537.75
Avg. Orig. Balance: $523,933.65
W.A. FICO*: 742
W.A. Orig. LTV: 59.61%
W.A. Cut-Off LTV: 59.35%
W.A. Gross Coupon: 5.4178%
W.A. Net Coupon: 5.1648%
W.A. Admin Fee: 0.2530%
W.A. Orig. Term: 179 months
W.A. Rem. Term: 178 months
W.A. Age: 1 months
% over 80 COLTV: 1.13%
% over 100 COLTV: 0.00%
% with PMI: 1.13%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 12.00%
W.A. MI Adjusted LTV: 59.23%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.92%
% Conforming: 0.00%

--------------------------------------------------------------------------------

2. Original Balance

-------------------------------
Original Balance        Percent
-------------------------------
250,001 - 350,000         2.65%
-------------------------------
350,001 - 450,000        31.62
-------------------------------
450,001 - 550,000        23.86
-------------------------------
550,001 - 650,000        10.51
-------------------------------
650,001 - 750,000        12.62
-------------------------------
750,001 - 850,000         8.75
-------------------------------
850,001 - 950,000         2.97
-------------------------------
950,001 - 1,050,000       3.16
-------------------------------
1,050,001 - 1,150,000     1.23
-------------------------------
1,150,001 - 1,250,000     2.62
-------------------------------

-------------------------------
Total:                  100.00%
-------------------------------

Average: $523,933.65
Lowest: $339,600.00
Highest: $1,200,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
250,001 - 350,000         3.42%
-------------------------------
350,001 - 450,000        30.85
-------------------------------
450,001 - 550,000        23.86
-------------------------------
550,001 - 650,000        10.51
-------------------------------
650,001 - 750,000        12.62
-------------------------------
750,001 - 850,000         8.75
-------------------------------
850,001 - 950,000         4.01
-------------------------------
950,001 - 1,050,000       2.12
-------------------------------
1,050,001 - 1,150,000     1.23
-------------------------------
1,150,001 - 1,250,000     2.62
-------------------------------
Total:                  100.00%
-------------------------------

Average: $521,537.75
Lowest: $337,894.48
Highest: $1,195,785.07

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
15 YR          100.00%
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
Coupon          Percent
-----------------------
5.001 - 5.125    19.80%
-----------------------
5.126 - 5.250    25.64
-----------------------
5.251 - 5.375    15.18
-----------------------
5.376 - 5.500    14.55
-----------------------
5.501 - 5.625     8.04
-----------------------
5.626 - 5.750     6.53
-----------------------
5.751 - 5.875     5.85
-----------------------
5.876 - 6.000     2.78
-----------------------
6.126 - 6.250     1.10
-----------------------
6.251 - 6.375     0.53
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.418
Lowest: 5.125
Highest: 6.375

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        4.62%
----------------------
750 - 799       46.21
----------------------
700 - 749       30.29
----------------------
650 - 699       15.53
----------------------
600 - 649        3.35
----------------------
Total:         100.00%
----------------------

W.A.: 742
Lowest: 620
Highest: 837

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------

-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Refinance-Rate/Term    45.19%
-----------------------------
Purchase               29.05
-----------------------------
Refinance-Cashout      25.75
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              69.28%
-----------------------
PUD Detach       20.01
-----------------------
Condo            10.29
-----------------------
Townhouse         0.41
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Documentation

------------------------
Documentation    Percent
------------------------
Reduced           34.47%
------------------------
Rapid             33.46
------------------------
Standard          28.29
------------------------
All Ready Home     3.78
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

12. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------

--------------------------
Primary             87.15%
--------------------------
Secondary           12.85
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

13. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             98.87%
-----------------------
PMIC              0.65
-----------------------
UGRIC             0.48
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

14. State

------------------------
State            Percent
------------------------
California        50.00%
------------------------
Florida           12.46
------------------------
Georgia            4.35
------------------------
Virginia           3.08
------------------------
South Carolina     2.71
------------------------
Other             27.41
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

15. California

-----------------------------
California            Percent
-----------------------------
Northern California    37.29%
-----------------------------
Southern California    62.71
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

16. Zip Code

------------------
Zip Code   Percent
------------------
90210        1.92%
------------------
30327        1.88
------------------
91206        1.72
------------------
94024        1.66
------------------
93711        1.42
------------------
Other       91.39
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

17. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                    99.62%
---------------------------
1                     0.38
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------

---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

21. Original Term

-----------------------
Original Term   Percent
-----------------------
120               1.92%
-----------------------
180              98.08
-----------------------
Total:          100.00%
-----------------------

W.A.: 178.8 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
115 - 120                  1.92%
--------------------------------
175 - 180                 98.08
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 177.7 months
Lowest: 118 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  19.85%
-------------------------
1 - 6              80.15
-------------------------
Total:            100.00%
-------------------------

W.A.: 1.2 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

24. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00          0.82%
-----------------------
20.01 - 25.00     2.90
-----------------------
25.01 - 30.00     1.64
-----------------------
30.01 - 35.00     6.90
-----------------------
35.01 - 40.00     3.84
-----------------------
40.01 - 45.00     5.49
-----------------------
45.01 - 50.00    11.70
-----------------------
50.01 - 55.00     6.76
-----------------------
55.01 - 60.00     5.34
-----------------------
60.01 - 65.00     7.73
-----------------------
65.01 - 70.00    13.07
-----------------------
70.01 - 75.00     7.95
-----------------------
75.01 - 80.00    24.73
-----------------------
85.01 - 90.00     1.13
-----------------------
Total:          100.00%
-----------------------

W.A.: 59.61%
Lowest: 14.29%
Highest: 90.00%

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25. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          0.82%
-----------------------
20.01 - 25.00     2.90
-----------------------
25.01 - 30.00     2.06
-----------------------
30.01 - 35.00     6.48
-----------------------
35.01 - 40.00     3.84
-----------------------
40.01 - 45.00     5.49
-----------------------
45.01 - 50.00    12.65
-----------------------
50.01 - 55.00     6.47
-----------------------
55.01 - 60.00     4.69
-----------------------
60.01 - 65.00     8.20
-----------------------
65.01 - 70.00    12.61
-----------------------
70.01 - 75.00     7.95
-----------------------
75.01 - 80.00    24.73
-----------------------
85.01 - 90.00     1.13
-----------------------

-----------------------
Total:          100.00%
-----------------------

W.A.: 59.35%
Lowest: 14.18%
Highest: 89.67%

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Banc of America Securities LLC

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